may 1, 2020

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

HARTFORD DOMESTIC EQUITY FUNDS PROSPECTUS

DATED FEBRUARY 28, 2020, AS SUPPLEMENTED through march 25, 2020

HARTFORD MULTI-STRATEGY FUNDS PROSPECTUS

DATED FEBRUARY 28, 2020, AS SUPPLEMENTED through march 25, 2020

HARTFORD INTERNATIONAL/GLOBAL EQUITY FUNDS PROSPECTUS

DATED FEBRUARY 28, 2020, as SUPPLEMENTED march 25, 2020

HARTFORD SCHRODERS FUNDS PROSPECTUS

DATED FEBRUARY 28, 2020, as SUPPLEMENTED march 25, 2020

HARTFORD FIXED INCOME FUNDS PROSPECTUS

DATED FEBRUARY 28, 2020, AS SUPPLEMENTED through APRIL 15, 2020

This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.

Effective immediately, under the heading “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” in each of the above referenced Statutory Prospectuses, the following information is added:

Oppenheimer & Co. Inc.

Effective June 30, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI. Shareholders should contact OPCO to determine their eligibility for these waivers and discounts.

Front-end Sales Load Waivers on Class A Shares available at OPCO

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by or through a 529 Plan
•	Shares purchased through an OPCO affiliated investment advisory program
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
•	Employees and registered representatives of OPCO or its affiliates and their family members
•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulation
•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus

•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

This Supplement should be retained with your Statutory Prospectus for future reference.

HV-7532	May 2020